UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1
Tax Opinion of Davis Polk & Wardwell relating to 98% Principal Protected Notes Linked to the Performance of an Equally Weighted Basket of Four Currencies Relative to the U.S. Dollar due February 11, 2009

8.2	Tax Opinion of Davis Polk & Wardwell relating to Return Notes Linked to the JPMorgan Commodity Investable Global Asset Rotator Excess Return due February 11, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: February 8, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to 98% Principal Protected Notes Linked to the Performance of an Equally Weighted Basket of Four Currencies Relative to the U.S. Dollar due February 11, 2009

8.2	Tax Opinion of Davis Polk & Wardwell relating to Return Notes Linked to the JPMorgan Commodity Investable Global Asset Rotator Excess Return due February 11, 2010